UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 4, 2005
Date of Report (Date of earliest event reported)
Spectrum Sciences & Software Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3130 Fairview Park Drive, Suite 400, Falls Church, VA	22042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code                    (703) 564-2967
Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 4, 2005, the Board of Directors (the “Board”) of Spectrum Sciences & Software Holdings Corp. (the “Company”) appointed Francis X. Ryan as a new member of the Board. Mr. Ryan was also appointed as of such date to serve as the Chairman of the Company’s Audit Committee, which was created by the Board as of the same date.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Company’s Bylaws were amended, effective as of October 4, 2005 (the “Amendment”), to increase the number of directors on the Board from five directors to six directors, and to change the required vote for the Board to take action from four directors to five directors. The Amendment will remain in effect until the earlier of the completion of the Company’s 2006 annual meeting of shareholders and the date on which the composition of the Board is in compliance with the corporate governance standards for the composition of boards of directors set forth by Nasdaq in respect of an application for listing on Nasdaq and any related rule, regulation or provision of the Securities and Exchange Commission. A copy of the Amendment is attached hereto as an exhibit and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On October 4, 2005, the Company issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.
     Note: The information contained in Item 7.01 of this Form 8-K and the attached Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

3.1	Second Amendment to the Amended and Restated Bylaws of Spectrum Sciences & Software Holdings Corp., dated October 4, 2005.

99.1	Press release, dated October 4, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.
Date: October 4, 2005	By:	/s/ Michael Megless
		Name:	Michael Megless
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amendment to the Amended and Restated Bylaws of Spectrum Sciences & Software Holdings Corp., dated October 4, 2005.

99.1	Press release, dated October 4, 2005